Exhibit 32.2

CERTIFICATION
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350
In connection with the annual report on Form 10-K of Orchid Island Capital, Inc. (the

“Company”) for the period ended
December 31, 2021 to be filed with the Securities and Exchange Commission on or about the date hereof (the
”Report”), I, G. Hunter Haas, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities

Exchange Act of
1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects,

the financial condition and
results of operations of the Company at the dates of, and for the periods covered by, the Report.
It is not intended that this statement be deemed to be filed for purposes of the

Securities Exchange Act of 1934.
February 25, 2022 /s/ G. Hunter Haas, IV
G. Hunter Haas, IV
Chief Financial Officer